SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 15, 1997
                      ------------------------------------


                          CITIBANK (SOUTH DAKOTA), N.A.
                                  ON BEHALF OF
                        CHOICE  CREDIT CARD MASTER TRUST I
           (Issuer in respect of the Choice Credit Card Master Trust I
   Floating Rate Class A Credit Card Participation Certificates, Series 1992-2
       7.20% Class B Credit Card Participation Certificates, Series 1992-2
                       (collectively, the "Certificates"))

               (Exact name of registrant as specified in charter)



    UNITED  STATES  OF  AMERICA                             33-55268
(State or other jurisdiction of                    (Commission File No.)
         incorporation)

                                   46-0358360
                      (I.R.S. Employer Identification No.)

                           701 EAST 60TH STREET, NORTH
                         SIOUX FALLS, SOUTH DAKOTA 57117
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (605) 331-2626


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.
     Set forth below is the monthly report and servicer's certificate (the "Monthly Report") relating to the Distribution Date occurring on May 15, 1997 and the related Due Period delivered pursuant to Section 5.02 of the Series 1992-2 Supplement to the Pooling and Servicing Agreement, each dated as of December 15, 1992 (together, the "Agreement"), relating to Choice Credit Card Master Trust I, among Citibank (South Dakota), N.A. (the "Bank"), as successor to Citibank (Maryland), National Association, as Seller, the Bank, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee. The Monthly Report contains information relating to the distribution to Certificateholders on the referenced Distribution Date as well as information relating to the Receivables and the Accounts from which the Receivables have arisen. Capitalized terms used but not defined herein have the meanings set forth in the Agreement.


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                          CITIBANK (SOUTH DAKOTA), N.A.

================================================================================

                        CHOICE CREDIT CARD MASTER TRUST I
                    For the Due Period Ending April 25, 1997

================================================================================


This Certificate relates to the Distribution Date occurring on May 15, 1997 and the related Due Period.

A.  Information Regarding the Portfolio
    -----------------------------------

    1.  Portfolio Yield.........................................          8.95%

          Yield Component.......................................         15.54%

          Credit Loss Component.................................          6.59%

    2.  New Purchase Rate.......................................          7.33%

    3.  Total Payment Rate......................................          9.44%

    4.  Principal Payment Rate..................................          8.30%

    5.  Aggregate Amount of Principal Receivables in the Trust:

          Beginning of Due Period..............................$  3,967,628,246

          Average..............................................$  3,314,691,626

          Lump Sum Addition....................................$   -988,139,786

          End of Due Period....................................$  2,938,217,281

    6. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period):

            Current............................................$  2,703,853,087
               5-34 days delinquent............................$    150,711,901
              35-64 days delinquent............................$     46,315,777
              65-94 days delinquent............................$     29,214,862
             95-124 days delinquent............................$     21,014,131
            125-154 days delinquent............................$     17,294,635
            155-184 days delinquent............................$     14,115,440

            Current.............................................         90.66%
               5-34 days delinquent.............................          5.05%
              35-64 days delinquent.............................          1.55%
              65-94 days delinquent.............................          0.98%
             95-124 days delinquent.............................          0.71%
            125-154 days delinquent.............................          0.58%
            155-184 days delinquent.............................          0.47%


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                          CITIBANK (SOUTH DAKOTA), N.A.

================================================================================

                  CHOICE CREDIT CARD MASTER TRUST I - GROUP 1
                    For the Due Period Ending April 25, 1997

================================================================================

                                             Current Due       Current Due
                                             Period on an      Period on a
                                             Actual Basis(1)   Standard Basis(1)
B. Information Regarding Group 1
   -----------------------------
   (Percentage Basis)

   1.  Portfolio Yield                               8.95%               8.95%
   2.  Weighted Average Certificate Rate             5.52%               5.52%
   3.  Weighted Average Investor Fee Rates
           Fixed Servicing Fee                       0.77%               0.77%
           Others                                    0.18%               0.18%
   4.  Surplus Finance Charge Collections            2.48%               2.48%
   5.  Required Surplus Finance Charge Amount        0.00%               0.00%
   6.  Aggregate Surplus Finance Charge Amount       2.48%               2.48%
        minus Required Surplus Finance Charge Amount

C. Information Regarding Group 1
   -----------------------------
   (Dollar Basis)

   1.  Total Investor Collections                 $   99,909,489 $    99,909,489
           Principal Collections                  $   91,519,968 $    91,519,968
           Finance Charge Collections             $    8,389,521 $     8,389,521
   2.  Investor Default Amount                    $    3,562,535 $     3,562,535
   3.  Investor Monthly Interest                  $    3,027,038 $     3,027,038
   4.  Investor Monthly Fees
           Fixed Servicing Fees                   $      421,931 $       421,931
           Others                                 $       96,709 $        96,709
   5.  Surplus Finance Charge Collections         $    1,281,308 $     1,281,308
   6.  Required Surplus Finance Charge Collections$            0 $             0
   7. Aggregate Surplus Finance Charge Amount $ 1,281,308 $ 1,281,308 minus Required Surplus Finance Charge Amount


  (1) Values for "Current Due Period on an Actual Basis" reflect, in the case of a first due period close of a series, activity from the series cut-off or close dates until the first due period end, or, as in the case of Investor Monthly Interest and certain fees, until the first distribution date. Values for "Current Due Period on a Standard Basis" reflect activity for the entire current period, as if all series had already been outstanding prior to the first day of such period.

       All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using daycounts appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue from March 27, 1997 to April 25, 1997, 30 days, or April 15, 1997 to May 14, 1997, 30 days (standard basis).


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                          CITIBANK (SOUTH DAKOTA), N.A.

================================================================================

                Choice Credit Card Master Trust I, Series 1992-2
                    For the Due Period Ending April 25, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of December 15, 1992, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1992-2 Supplement (as amended and supplemented, the "Series Supplement"), between Citibank (South Dakota), Seller and Servicer, and Norwest Bank Minnesota, National Association, Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1992-2
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    444,444,444

   1b.  Class B Invested Amount         ......................$    102,000,000

   2a.  Class A Monthly Interest .............................$      2,415,038

   2b.  Class B Monthly Interest .............................$        612,000

   3a.  Balance in the Class A Interest Funding Account.......$     13,846,215

   3b.  Balance in the Class B Interest Funding Account.......$      3,672,000

   4a.  Available Cash Collateral Amount......................$     77,140,000

   4b.  Percent of Class B Invested Amount         ............         75.63%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$     55,555,556

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$    555,555,556

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

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                          CITIBANK (SOUTH DAKOTA), N.A.

================================================================================

                Choice Credit Card Master Trust I, Series 1992-2
                    For the Due Period Ending April 25, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$   13,846,215

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$    3,672,000

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$   13,846,215

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$    3,672,000

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$  555,555,556

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.


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                          CITIBANK (SOUTH DAKOTA), N.A.

================================================================================

                Choice Credit Card Master Trust I, Series 1992-2
                    For the Due Period Ending April 25, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of December 15, 1992, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1992-2 Supplement (as amended and supplemented, the "Series Supplement"), between Citibank (South Dakota), N.A., Seller and Servicer, and Norwest Bank Minnesota, National Association, Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on May 15, 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 9th day of May 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                    Servicer,


                               By:/s/ Susan Sexton
                                    ----------------
                                     Name:Susan Sexton
                                     Title:Servicing Officer

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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CITIBANK (SOUTH DAKOTA), N.A.,
                                   as Servicer
                                  Choice Credit Card Master Trust I



                                  By:  /s/ Eugene D. Rowenhorst
                                       ----------------------------------
                                       Eugene D. Rowenhorst
                                       Senior Vice President

Dated:  May 20, 1997


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